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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           -------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 1, 2001



                            CHITTENDEN CORPORATION
                           (Exact name of Registrant
                           as specified in charter)


Vermont                             0-7974                   03-0228404
(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)


Two Burlington Square, Burlington, Vermont             05401
(Address of principal executive offices)               (Zip Code)


      Registrant's telephone number, including area code: (802) 660-1410


                                Not Applicable
                        (Former name or former address,
                         if changed since last report)
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ITEM 5.  OTHER EVENTS

On April 30, 2001 Chittenden Corporation (NYSE: CHZ) Chairman, President and Chief Executive Officer, Paul A. Perrault announced that Chittenden had completed its acquisition of Maine Bank & Trust. A copy of the press release dated April 30, 2001 is attached as an exhibit to this Form 8-K.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHITTENDEN CORPORATION
(Registrant)

BY:  /S/ F. Sheldon Prentice
           Senior Vice President, General Counsel and Secretary

DATE:  April 30, 2001
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                               INDEX TO EXHIBITS

EXHIBIT NUMBER                                                       PAGE NUMBER

     (28) Additional Exhibits                                             5

          Press Release Relating to Chittenden's Completion
          Of its Acquisition of Maine Bank & Trust